Concentrations of Credit and Market Risk	12 Months Ended
Dec. 31, 2011
Concentrations of Credit and Market Risk

Note 15—Concentrations of Credit and Market Risk

Pacific Drilling has a concentration of customers in the offshore drilling industry, which exposes us to a concentration of credit risk within a single industry. Financial instruments that potentially subject Pacific Drilling to credit risk are primarily cash equivalents and restricted cash. At times, cash equivalents may be in excess of FDIC insurance limits. Management assesses the exposure to credit risk on an ongoing basis. Credit evaluations are performed on all customers requiring credit over a certain amount. Pacific Drilling currently does not require collateral in respect of financial assets. Our current customers are Chevron, Total and Petrobras. During the year ended December 31, 2011, all of our revenues were earned from Chevron. During the years ended December 31, 2010 and 2009, the Company did not recognize revenue.